                                                                     EXHIBIT 4.1
                                                                  EXECUTION COPY


                        THE BLACK & DECKER CORPORATION
                                      AND

                             THE BANK OF NEW YORK,
                                  AS TRUSTEE

                         7.125% Senior Notes Due 2011



                                   INDENTURE

                           Dated as of June 5, 2001

                               TABLE OF CONTENTS

                                                                                                                   Page
                                                                                                                   ----
                                       ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE
         SECTION 1.1 Definitions.....................................................................................  1
         SECTION 1.2 Other Definitions...............................................................................  5
         SECTION 1.3 Incorporation by Reference of Trust Indenture Act...............................................  6
         SECTION 1.4 Rules of Construction...........................................................................  6

                                                   ARTICLE II THE SECURITIES
         SECTION 2.1 Form, Dating and Terms..........................................................................  7
         SECTION 2.2 Execution and Authentication.................................................................... 13
         SECTION 2.3 Registrar and Paying Agent...................................................................... 14
         SECTION 2.4 Paying Agent To Hold Money in Trust............................................................. 15
         SECTION 2.5 Securityholder Lists............................................................................ 15
         SECTION 2.6 Transfer and Exchange........................................................................... 15
         SECTION 2.7 Form of Certificate to be Delivered in Connection with Transfers to Institutional Accredited
                                Investors............................................................................ 18
         SECTION 2.8 Form of Certificate to be Delivered in Connection with Transfers Pursuant to Regulation S....... 20
         SECTION 2.9 Mutilated, Destroyed, Lost or Stolen Securities................................................. 21
         SECTION 2.10 Outstanding Securities......................................................................... 22
         SECTION 2.11 Temporary Securities........................................................................... 22
         SECTION 2.12 Cancellation................................................................................... 23
         SECTION 2.13 Payment of Interest; Defaulted Interest........................................................ 23
         SECTION 2.14 Computation of Interest........................................................................ 24
         SECTION 2.15 CUSIP and ISIN Numbers......................................................................... 24

                                                      ARTICLE III COVENANTS
         SECTION 3.1 Payment of Securities........................................................................... 24
         SECTION 3.2 Limitation on Liens............................................................................. 25
         SECTION 3.3 Limitation on Sale Leaseback Transactions....................................................... 25
         SECTION 3.4 Maintenance of Office or Agency................................................................. 26
         SECTION 3.5 Compliance Certificate.......................................................................... 26
         SECTION 3.6 Statement by Officers as to Default.............................................................267
         SECTION 3.7 Further Instruments and Acts.................................................................... 27

                                                   ARTICLE IV SUCCESSOR COMPANY
         SECTION 4.1 Merger, Consolidation or Sale of All or Substantially All Assets of the Company................. 27

                                                ARTICLE V REDEMPTION OF SECURITIES
         SECTION 5.1 Optional Redemption............................................................................. 27
         SECTION 5.2 Applicability of Article........................................................................ 27
         SECTION 5.3 Election to Redeem; Notice to Trustee........................................................... 27

         SECTION 5.4 Selection by Trustee of Securities to Be Redeemed.........................................  28
         SECTION 5.5 Notice of Redemption......................................................................  28
         SECTION 5.6 Deposit of Redemption Price...............................................................  29
         SECTION 5.7 Securities Payable on Redemption Date.....................................................  29
         SECTION 5.8 Securities Redeemed in Part...............................................................  29

                                                ARTICLE VI DEFAULTS AND REMEDIES
         SECTION 6.1 Events of Default.........................................................................  30
         SECTION 6.2 Acceleration..............................................................................  31
         SECTION 6.3 Other Remedies............................................................................  31
         SECTION 6.4 Waiver of Past Defaults...................................................................  32
         SECTION 6.5 Control by Majority.......................................................................  32
         SECTION 6.6 Limitation on Suits.......................................................................  32
         SECTION 6.7 Rights of Holders to Receive Payment......................................................  33
         SECTION 6.8 Collection Suit by Trustee................................................................  33
         SECTION 6.9 Trustee May File Proofs of Claim..........................................................  33
         SECTION 6.10 Priorities...............................................................................  33
         SECTION 6.11 Undertaking for Costs....................................................................  33

                                                        ARTICLE VII TRUSTEE
         SECTION 7.1 Duties of Trustee.........................................................................  34
         SECTION 7.2 Rights of Trustee.........................................................................  35
         SECTION 7.3 Individual Rights of Trustee..............................................................  36
         SECTION 7.4 Trustee's Disclaimer......................................................................  36
         SECTION 7.5 Notice of Defaults........................................................................  36
         SECTION 7.6 Reports by Trustee to Holders.............................................................  36
         SECTION 7.7 Compensation and Indemnity................................................................  37
         SECTION 7.8 Replacement of Trustee....................................................................  38
         SECTION 7.9 Successor Trustee by Merger...............................................................  38
         SECTION 7.10 Eligibility; Disqualification............................................................  39
         SECTION 7.11 Preferential Collection of Claims Against Company........................................  39

                                       ARTICLE VIII SATISFACTION AND DISCHARGE OF INDENTURE
         SECTION 8.1 Option to Effect Legal Defeasance or Covenant Defeasance..................................  39
         SECTION 8.2 Legal Defeasance and Discharge............................................................  39
         SECTION 8.3 Covenant Defeasance.......................................................................  40
         SECTION 8.4 Conditions to Legal or Covenant Defeasance................................................  40
         SECTION 8.5 Satisfaction and Discharge of Indenture...................................................  41
         SECTION 8.6 Survival of Certain Obligationst..........................................................  42
         SECTION 8.7 Acknowledgement of Discharge by Trustee...................................................  42
         SECTION 8.8 Application of Trust Moneys...............................................................  42
         SECTION 8.9 Repayment to the Company; Unclaimed Money.................................................  43
         SECTION 8.10 Reinstatement............................................................................  43

                                                       ARTICLE IX AMENDMENTS
         SECTION 9.1 Without Consent of Holders................................................................  43
         SECTION 9.2 With Consent of Holders...................................................................  44

         SECTION 9.3 Compliance with Trust Indenture Act......................................................   44
         SECTION 9.4 Revocation and Effect of Consents and Waivers............................................   45
         SECTION 9.5 Notation on or Exchange of Securities....................................................   45
         SECTION 9.6 Trustee To Sign Amendments...............................................................   45

                                                      ARTICLE X MISCELLANEOUS
         SECTION 10.1 Trust Indenture Act Controls............................................................   45
         SECTION 10.2 Notices.................................................................................   46
         SECTION 10.3 Communication by Holders with other Holders.............................................   46
         SECTION 10.4 Certificate and Opinion as to Conditions Precedent......................................   47
         SECTION 10.5 Statements Required in Certificate or Opinion...........................................   47
         SECTION 10.6 When Securities Disregarded.............................................................   47
         SECTION 10.7 Rules by Trustee, Paying Agent and Registrar............................................   47
         SECTION 10.8 Legal Holidays..........................................................................   48
         SECTION 10.9. Governing Law..........................................................................   48
         SECTION 10.10 No Recourse Against Others.............................................................   48
         SECTION 10.11 Successors.............................................................................   48
         SECTION 10.12 Multiple Originals.....................................................................   48
         SECTION 10.13 Variable Provisions....................................................................   48
         SECTION 10.14 Table of Contents; Headings............................................................   48

EXHIBIT A  Form of the Initial Security
EXHIBIT B  Form of the Exchange Security

                             CROSS-REFERENCE TABLE

TIA                                                                                     Indenture
Section                                                                                 Section
310(a)(1)                 ...........................................................    7.10
   (a)(2)                 ...........................................................    7.10
   (a)(3)                 ...........................................................     N.A.
   (a)(4)                 ...........................................................     N.A.
   (b)                    ...........................................................     7.8; 7.10
   (c)                    ...........................................................     N.A.
311(a)                    ...........................................................    7.11
   (b)                    ...........................................................    7.11
   (c)                    ...........................................................     N.A.
312(a)                    ...........................................................     2.5
   (b)                    ...........................................................    10.3
   (c)                    ...........................................................    10.3
313(a)                    ...........................................................     7.6
   (b)(1)                 ...........................................................     N.A.
   (b)(2)                 ...........................................................     7.6
   (c)                    ...........................................................     7.6
   (d)                    ...........................................................     7.6
314(a)                    ...........................................................     3.5; 10.2; 10.5
   (b)                    ...........................................................     N.A.
   (c)(1)                 ...........................................................    10.4
   (c)(2)                 ...........................................................    10.4
   (c)(3)                 ...........................................................     N.A.
   (d)                    ...........................................................     N.A.
   (e)                    ...........................................................    10.5
315(a)                    ...........................................................     7.1
   (b)                    ...........................................................     7.5; 10.2
   (c)                    ...........................................................     7.1
   (d)                    ...........................................................     7.1
   (e)                    ...........................................................    6.11
316(a)(last sentence)     ...........................................................    10.6
   (a)(1)(A)              ...........................................................     6.5
   (a)(1)(B)              ...........................................................     6.4
   (a)(2)                 ...........................................................     N.A.
   (b)                    ...........................................................     6.7
317(a)(1)                 ...........................................................     6.8
   (a)(2)                 ...........................................................     6.9
   (b)                    ...........................................................     2.4
318(a)                    ...........................................................    10.1

  N.A. means Not Applicable.

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

          INDENTURE dated as of June 5, 2001, between THE BLACK & DECKER CORPORATION, a Maryland corporation, and THE BANK OF NEW YORK, a New York banking corporation, as Trustee.

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of (i) the Company's 7.125% Senior Notes Due 2011 issued on the date hereof (the "Initial Securities"), (ii)
                                                      ------------------
if and when issued, additional 7.125% Senior Notes Due 2011 that may be offered from time to time subsequent to the Issue Date (the "Additional Securities"),
                                                     ---------------------
and (iii) if and when issued pursuant to a Registered Exchange Offer from time to time for Initial Securities or any Additional Securities as provided in an Exchange and Registration Rights Agreement, the Company's 7.125% Senior Notes Due 2011 (the "Exchange Securities").
               -------------------

                                   ARTICLE I
                                   ---------

                  Definitions and Incorporation by Reference
                  ------------------------------------------

          SECTION 1.1 Definitions.
          -----------------------

          "Additional Securities" has the meaning ascribed to it in the second introductory paragraph of this Indenture.

          "Attributable Debt" for a lease means the carrying value of the capitalized rental obligation determined under generally accepted accounting principles whether or not such obligation is required to be shown on the balance sheet as a long-term liability. The carrying value may be reduced by the capitalized value of the rental obligations, calculated on the same basis, that any sublessee has for all or part of the same property.

          "Board of Directors" means, as to any Person, the board of directors of such Person or any duly authorized committee thereof.

          "Board Resolution" means, with respect to any Person, a resolution of the Board of Directors or of a committee or person to which or to whom the Board of Directors has properly delegated the appropriate authority, a copy of which has been certified by the Secretary or an Assistant Secretary of the Person to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

          "Business Day" means a day other than a Saturday, Sunday or other day on which commercial banking institutions are authorized or required by law to close in New York City.

          "Company" means The Black & Decker Corporation or its successor.

          "Consolidated Net Tangible Assets" means total assets less (1) total current liabilities (excluding any Debt which, at the option of the borrower, is renewable or extendible to a term exceeding 12 months and which is included in current liabilities and further excluding any deferred income taxes which are included in current liabilities) and (2) goodwill, patents, trademarks and other like intangibles, all as stated on the Company's most recent quarter-end consolidated balance sheet preceding the date of determination.

          "Debt" means any debt for borrowed money (including the Securities), capitalized lease obligations and purchase money obligations, or any guarantee of such debt, in any such case that would appear on the consolidated balance sheet of the Company as a liability.

          "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

          "Definitive Securities" means certificated Securities.

          "DTC" means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depository institution hereinafter appointed by the Company.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Exchange and Registration Rights Agreement" means (i) the Exchange and Registration Rights Agreement dated the Issue Date among the initial purchasers named therein and the Company, as the same may be amended, supplemented or modified from time to time and (ii) any similar exchange and/or registration rights agreement entered into with respect to any Additional Securities, as any such agreement may be amended, supplemented or modified from time to time.

          "Exchange Securities" has the meaning ascribed to it in the second introductory paragraph of this Indenture.

          "Exempted Debt" means the sum, without duplication, of the following items outstanding as of the date Exempted Date is being determined: (i) Debt incurred after the date of the Indenture and secured by liens created or assumed or permitted to exist pursuant to paragraph (b) of Section 3.2 and (ii)
                                                   -----------
Attributable Debt of the Company and its Subsidiaries in respect of all sale and lease-back transactions with regard to any Principal Property entered into pursuant to paragraph (b) of Section 3.3.
                             -----------

          "Fiscal Year" means the fiscal year of the Company.

          "Funded Debt" means all Debt having a maturity of more than one year from the date of its creation or having a maturity of less than one year but by its terms being renewable or extendible, at the option of the obligor in respect thereof, beyond one year from its creation.

          "Holder" or "Securityholder" means the Person in whose name a Security is registered in the Note Register.

          "Indenture" means this Indenture, as amended or supplemented from time to time.

          "Initial Securities" has the meaning ascribed to it in the second introductory paragraph of this Indenture.

          "Issue Date" means the date on which the Initial Securities are originally issued.

          "Legal Holiday" has the meaning ascribed to it in Section 10.8.
                                                            ------------

          "Non-U.S. Person" means a person who is not a U.S. person, as defined in Regulation S.

          "Note Register" means the register of Securities, maintained by the Registrar, pursuant to Section 2.3.
                       -----------

          "Officer" means the Chairman of the Board, any Vice Chairman of the Board, the President, the Chief Financial Officer, any Senior Vice President, any Vice President, the Treasurer or the Secretary of the Company.

          "Officers' Certificate" means a certificate signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company.

          "Opinion of Counsel" means a written opinion (subject to customary assumptions, qualifications and exceptions) from legal counsel who is reasonably acceptable to the Trustee. Unless otherwise required by the TIA, the counsel may be an employee of or counsel to the Company.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, government or any agency or political subdivision hereof or any other entity.

          "principal" of any Debt (including the Securities) means the principal amount of such Debt plus the premium, if any, on such Debt.

          "Principal Property" means land, land improvements, buildings and associated factory and laboratory equipment owned or leased pursuant to a capital lease and used by the Company or any Subsidiary primarily for manufacturing, assembling, processing, producing, packaging or storing its products, raw materials, inventories or other materials and supplies located in the United States and having an acquisition cost plus capitalized improvements in excess of 2% of Consolidated Net Tangible Assets as of the date of determination, but shall not include any such property financed through the issuance of tax exempt governmental obligations, or any such property that has been determined by Board Resolution of the Company not to be of material importance to the respective businesses conducted by the Company and its Subsidiaries taken as a whole, effective as of the date such resolution is adopted.

          "QIB" means any "qualified institutional buyer" (as defined in Rule
144A).

          "Redemption Date" means, with respect to any redemption of Securities, the date of redemption with respect thereto.

          "Registered Exchange Offer" means the offer which may be made by the Company pursuant to an Exchange and Registration Rights Agreement to exchange Initial Securities or Additional Securities for Exchange Securities.

          "Regulation S" means Regulation S under the Securities Act.

          "Restricted Period" means the 40 consecutive days beginning on and including the later of (1) the day on which the Initial Securities are offered to persons other than distributors (as defined in Regulation S under the Securities Act) and (2) the Issue Date.

          "Restricted Securities Legend" means the Private Placement Legend set forth in clause (1) of Section 2.1(c) or the Regulation S Legend set forth in
                       --------------
clause (2) of Section 2.1(c), as applicable.
              --------------

          "Rule 144A" means Rule 144A under the Securities Act.

          "SEC" means the Securities and Exchange Commission.

          "Securities" means the collective reference to the Initial Securities, Additional Securities, and Exchange Securities.

          "Securities Act" means the Securities Act of 1933, as amended.

          "Securities Custodian" means the custodian with respect to the Global Security (as appointed by DTC), or any successor Person thereto and shall initially be the Trustee.

          "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the payment of principal of such security is due and payable, including pursuant to any mandatory redemption provision, but shall not include any contingent obligations to repay, redeem or repurchase any such principal prior to the date originally scheduled for the payment thereof.

          "Subsidiary" means any corporation, limited liability company or other business entity of which more than 50% of the total voting power of the equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof or any partnership of which more than 50% of the partners' equity interests (considering all partners' equity interests as a single class) is, in each case, at the time owned or controlled, directly or indirectly, by the Company, one or more of the Subsidiaries of the Company, or combination thereof.

          "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S.C. (S)(S) 77aaa-77bbbb), as in effect on the date of this Indenture.
    ------

          "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

          "Trust Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

          "U.S. GAAP" means generally accepted accounting principles in the United States as have been approved by a significant segment of the U.S. accounting profession, which are in effect at the time of each application for purposes of determining compliance with Articles III and IV. For the purposes of this Indenture, the term "consolidated" with respect to any Person shall mean such Person consolidated with its Subsidiaries.

          "U.S. Government Securities" means securities that are (a) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such U.S. Government Securities or a specific payment of principal of or interest on any such U.S. Government Securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Securities or the specific payment of principal of or interest on the U.S. Government Securities evidenced by such depository receipt.

          SECTION 1.2 Other Definitions.
          -----------------------------

                 Term                                               Defined in
                 ----                                                 Section
                                                                      -------
     "Agent Member"                                                      2.1(d)
     "Authenticating Agent"                                              2.2
     "Bankruptcy Law"                                                    6.1
     "Company Order"                                                     2.2
     "Corporate Trust Office"                                            3.4
     "Covenant Defeasance"                                               8.3
     "Custodian"                                                         6.1
     "Defaulted Interest"                                                2.13
     "Event of Default"                                                  6.1
     "Exchange Global Note"                                              2.1(a)
     "Global Securities"                                                 2.1(a)
     "IAI"                                                               2.1(a)
     "Institutional Accredited Investor Global Note"                     2.1(a)
     "Legal Defeasance "                                                 8.2
     "Paying Agent"                                                      2.3
     "Private Placement Legend"                                          2.1(c)
     "Registrar"                                                         2.3
     "Regulation S Global Note"                                          2.1(a)
     "Regulation S Legend"                                               2.1(c)
     "Resale Restriction Termination Date"                               2.6
     "Rule 144A Global Note"                                             2.1(a)
     "Special Interest Payment Date"                                     2.13

     "Special Record Date"                                               2.13
     "Successor Company"                                                 4.1

          SECTION 1.3 Incorporation by Reference of Trust Indenture Act.
          -------------------------------------------------------------

          This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

          "Commission" means the SEC.

          "indenture securities" means the Securities.

          "indenture security holder" means a Securityholder.

          "indenture to be qualified" means this Indenture.

          "indenture trustee" or "institutional trustee" means the Trustee.

          "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

          All other TIA terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

          SECTION 1.4 Rules of Construction.
          ---------------------------------

          Unless the context otherwise requires:

          (1)  a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with U.S. GAAP;

          (3)  "or" is not exclusive;

          (4)  "including" means including without limitation;

          (5) words in the singular include the plural and words in the plural include the singular; and

          (6) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with U.S. GAAP.

                                  ARTICLE II

                                The Securities
                                --------------

          SECTION 2.1 Form, Dating and Terms.
          ----------------------------------

          (a) The Initial Securities and the Additional Securities shall be in substantially the form set forth in Exhibit A hereto, which is hereby
                                    ---------
incorporated by reference and made a part of this Indenture, and the Exchange Securities shall be in substantially the form set forth in Exhibit B hereto,
                                                           ---------
which is hereby incorporated by reference and made a part of this Indenture.

          Initial Securities and Additional Securities offered and sold to QIBs in the United States of America in reliance on Rule 144A will be issued initially in the form of a permanent global Security, including appropriate legends as set forth in Section 2.1(c) below (a "Rule 144A Global Note"),
                        --------------           ---------------------
deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. A Rule 144A Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of a Rule 144A Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

          Initial Securities and Additional Securities offered, sold and resold outside the United States of America to Persons other than U.S. Persons (as defined in Regulation S) in reliance on Regulation S will be issued initially in the form of a permanent global Security, including appropriate legends as set forth in Section 2.1(c) below (the "Regulation S Global Note"), deposited with
         --------------             ------------------------
the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. A Regulation S Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of a Regulation S Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

          Initial Securities or Additional Securities resold after an initial resale thereof to QIBs in reliance on Rule 144A or an initial resale thereof in reliance on Regulation S to institutional "accredited investors" (as defined in Rules 501(a)(1), (2), (3) or (7) under the Securities Act) who are not QIBs ("IAIs") in the United States of America in accordance with the procedure
  ----
described herein will be initially issued in the form of a permanent global Security (an "Institutional Accredited Investor Global Note") deposited with the
              ---------------------------------------------
Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. An Institutional Accredited Investor Global Note may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of an Institutional Accredited Investor Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

          Exchange Securities exchanged for interests in a Rule 144A Global Note, a Regulation S Global Note or an Institutional Accredited Investor Note will be issued initially in the form of a permanent global Security, deposited with the Trustee as hereinafter provided, including the appropriate legend set forth in Section
                                                                    -------
2.1(c) below (an "Exchange Global Note"). An Exchange Global Note may be
------            --------------------
represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate.

          The Rule 144A Global Notes, the Regulation S Global Notes, the Institutional Investor Global Notes and the Exchange Global Notes are sometimes collectively herein referred to as the "Global Securities."
                                        -----------------

          Except as described in the succeeding two sentences, the principal of and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose pursuant to Section 2.3; provided, however, that, at the option of the Company, each
   -----------
installment of interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register. Payments in respect of Securities represented by a Global Security (including principal and interest) will be made by wire transfer of immediately available funds to the accounts specified by DTC. Payments in respect of Securities represented by Definitive Securities (including principal and interest) held by a Holder of at least $1,000,000 aggregate principal amount of Securities represented by Definitive Securities will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

          The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage, in addition to those set forth in Section
                                                                     -------
2.1(c) below. The Company and the Trustee shall approve the forms of the
------
Securities and any notation, endorsement or legend on them. Each Security shall be dated the date of its authentication. The terms of the Securities set forth in Exhibit A and Exhibit B are part of the terms of this Indenture and, to the
   ---------     ---------
extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to be bound by such terms.

          (b)  Denominations. The Securities shall be issuable only in fully
               -------------
registered form, without coupons, and only in denominations of $1,000 and any integral multiple thereof.

          (c)  Restrictive Legends. The following legends shall appear on the
               -------------------
face of all Global Securities and Definitive Securities issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture:

               (i) Each Rule 144A Global Note and Institutional Accredited Investor Global Note shall bear the following legend (the "Private
                                                                -------
     Placement Legend") on the face thereof:
     ----------------

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

     NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

     THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES, ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY,
     (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, PROVIDED THAT PRIOR TO SUCH TRANSFER, THE TRANSFEROR FURNISHES TO THE COMPANY AND THE TRUSTEE A CERTIFICATE CONTAINING CERTAIN REPRESENTATIONS RELATING TO THE PROPOSED TRANSFER BEING EFFECTED PURSUANT TO AND IN ACCORDANCE WITH REGULATION S (THE FORM OF WHICH CERTIFICATE CAN BE OBTAINED FROM THE TRUSTEE), (E) INSIDE THE UNITED STATES, TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a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
     (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION

     AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

               (ii) Each Regulation S Global Note shall bear the following legend (the "Regulation S Legend") on the face thereof:
                  -------------------

     "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A U.S. PERSON NOR IS IT PURCHASING FOR THE ACCOUNT OF A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT ("REGULATION S"), AND (2) BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY (A) TO THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S, PROVIDED THAT PRIOR TO SUCH TRANSFER, THE TRANSFEROR FURNISHES TO THE COMPANY AND THE TRUSTEE A CERTIFICATE CONTAINING CERTAIN REPRESENTATIONS RELATING TO THE PROPOSED TRANSFER BEING EFFECTED PURSUANT TO AND IN ACCORDANCE WITH REGULATION S (THE FORM OF WHICH CERTIFICATE CAN BE OBTAINED FROM THE TRUSTEE), (E) INSIDE THE UNITED STATES, TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501(a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

     REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH CERTIFICATE CAN BE OBTAINED FROM THE TRUSTEE), OR (F) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED AFTER 40 CONSECUTIVE DAYS BEGINNING ON AND INCLUDING THE LATER OF (A) THE DAY ON WHICH THE SECURITIES ARE OFFERED TO PERSONS OTHER THAN DISTRIBUTORS (AS DEFINED IN REGULATION S) AND (B) THE DATE OF THE CLOSING OF THE ORIGINAL OFFERING. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT."

               (iii) The Global Securities shall bear the following legend on the face thereof:

     "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

          (d)  Book-Entry Provisions.
               ---------------------

               (i)    This Section 2.1(d) shall apply only to Global Securities
                           --------------
     deposited with the Trustee, as custodian for DTC.

               (ii) Each Global Security initially shall (x) be registered in the name of DTC or the nominee of DTC, (y) be delivered to the Trustee as custodian for DTC and (z) bear legends as set forth in Section 2.1(c).
                                                            --------------

               (iii) Members of, or participants in, DTC ("Agent Members")
                                                           -------------
     shall have no rights under this Indenture with respect to any Global Security held on their behalf by DTC or by the Trustee as the custodian of DTC or under such Global Security, and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a Holder of a beneficial interest in any Global Security.

               (iv) In connection with any transfer of a portion of the beneficial interest in a Global Security pursuant to subsection (e) of this Section to beneficial owners who are required to hold Definitive Securities, the Securities Custodian shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Securities of like tenor and amount.

               (v) In connection with the transfer of an entire Global Security to beneficial owners pursuant to subsection (e) of this Section, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations.

               (vi) The registered Holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

          (e)  Definitive Securities.
               ---------------------

               (i) Except as provided below, owners of beneficial interests in Global Securities will not be entitled to receive Definitive Securities.
     If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain Definitive Securities in exchange for their beneficial interests in a Global Security upon written request in accordance with DTC's and the Registrar's procedures. In addition, Definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if (a) DTC notifies the Company that it is unwilling or unable to continue as depositary for such Global Security or DTC ceases to be a clearing agency registered under the Exchange Act, at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Company within 90 days of such notice, (b) the Company executes and delivers to the Trustee and Registrar an Officers' Certificate stating that such Global Security shall be so exchangeable or (c) an Event of Default has occurred and is continuing and the Registrar has received a request from DTC.

               (ii) Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to Section 2.1(d)(iv) or (v) shall,
                                               ------------------    ---
     except as otherwise provided by Section 2.6(c), bear the applicable legend
                                     --------------
     regarding transfer restrictions applicable to the Definitive Security set forth in Section 2.1(c).
              --------------

               (iii) In connection with the exchange of a portion of a Definitive Security for a beneficial interest in a Global Security, the Trustee shall cancel such Definitive Security, and the Company shall execute, and the Trustee shall authenticate and deliver, to the transferring Holder a new Definitive Security representing the principal amount not so transferred.

          SECTION 2.2 Execution and Authentication. One Officer shall sign the
          ----------------------------------------
Securities for the Company by manual or facsimile signature. If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

          A Security shall not be valid until an authorized signatory of the Trustee manually authenticates the Security. The signature of the Trustee on a Security shall be conclusive evidence that such Security has been duly and validly authenticated and issued under this Indenture. A Security shall be dated the date of its authentication.

          At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery:
(1) Initial Securities for original issue on the Issue Date initially in an aggregate principal amount of $400,000,000, (2) if and when issued, the Additional Securities and (3) Exchange Securities for issue pursuant to an Exchange and Registration Rights Agreement in exchange for Initial Securities or Additional Securities of an equal principal amount, in each case upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company (the "Company
                                                                   -------
Order"). Such Company Order shall specify the amount of the Securities to be
-----
authenticated and the date on which the original issue of such Securities is to be authenticated and whether the Securities are to be Initial Securities, Additional Securities, or Exchange Securities. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $400,000,000 principal amount of Initial Securities and such additional principal amount of Additional Securities as may be authorized from time to time by resolution adopted by the Company's Board of Directors, except for Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 2.6,
                                                             -----------
Section 2.9, Section 2.11, Section 5.8, Section 9.5 and except for Exchange
-----------  ------------  -----------  -----------
Securities. All Securities issued on the Issue Date and all Additional Securities shall be identical in all respects other than issue dates, the date from which interest accrues and any changes relating thereto. Notwithstanding anything to the contrary contained in this Indenture, the Holders of all Securities issued under this Indenture shall vote and consent together on all matters as one class, and the Holders of any Initial Securities,

Additional Securities or Exchange Securities will not have the right to vote or consent as a separate class on any matter.

          The Trustee may appoint an agent (the "Authenticating Agent")
                                                 --------------------
reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, any such Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by the Authenticating Agent. An Authenticating Agent has the same rights as a Paying Agent to deal with Holders or an Affiliate of the Company.

          In case the Company, pursuant to Article IV, shall be consolidated or
                                           ----------
merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of its properties and assets substantially as an entirety to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto with the Trustee pursuant to Article IV, any of the Securities authenticated or
                             ----------
delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver Securities as specified in such order for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person pursuant to this Section 2.2 in exchange or substitution for or upon registration of
     -----------
transfer of any Securities, such successor Person, at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time outstanding for Securities authenticated and delivered in such new name.

          SECTION 2.3 Registrar and Paying Agent. The Company shall maintain an
          --------------------------------------
office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Company shall cause each of the Registrar and the Paying Agent to maintain an office or agency in the Borough of Manhattan, The City of New York. The Registrar shall keep a register of the Securities and of their transfer and exchange (the "Note Register"). The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

          The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of each such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The
                                                          -----------
Company or any of its Subsidiaries may act as Paying Agent, Registrar, co-registrar or transfer agent.

          The Company initially appoints DTC to act as depository with respect to the Global Securities. The Trustee is authorized to enter into a letter of representations with DTC in the form provided to the Trustee by the Company and to act in accordance with such letter.

          The Company initially appoints the Trustee as Registrar and Paying Agent for the Securities.

          SECTION 2.4 Paying Agent To Hold Money in Trust. By at least 10:00
          -----------------------------------------------
a.m. (New York City time) on the date on which any principal of or interest on any Security is due and payable, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal or interest when due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by such Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee in writing of any default by the Company in making any such payment. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent (other than the Trustee) to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money delivered to the Trustee. Upon any bankruptcy, reorganization or similar proceeding with respect to the Company, the Trustee shall serve as Paying Agent for the Securities.

          SECTION 2.5 Securityholder Lists. The Trustee shall preserve in as
          --------------------------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders and shall otherwise comply with TIA (S) 312(a). If the Trustee is not the Registrar, or to the extent otherwise required under the TIA, the Company shall furnish to the Trustee, in writing at least seven Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders and the Company shall otherwise comply with TIA (S)312(a).

          SECTION 2.6 Transfer and Exchange. (a) The following provisions shall
          ---------------------------------
apply with respect to any proposed transfer of a beneficial interest in a Rule 144A Global Note or in an Institutional Accredited Investor Global Note or any Definitive Security issued in exchange therefor prior to the date which is two years after the later of the date of its original issue and the last date on which the Company or any Affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"):

               (i) a transfer thereof to a QIB in reliance on Rule 144A shall be made upon the representation of the transferee in the form as set forth on the reverse of the Security that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the proposed transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

               (ii) a transfer thereof to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.7 from the proposed transferee and, if requested by the
              -----------
     Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

               (iii) a transfer thereof to a Non-U.S. Person in reliance on Regulation S shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.8 from the
                                                        -----------
     proposed transferee and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

          (b) The following provisions shall apply with respect to any proposed transfer of a beneficial interest in a Regulation S Global Note or any Definitive Securities issued in exchange therefor prior to the expiration of the Restricted Period:

               (i) a transfer thereof to a QIB in reliance on Rule 144A shall be made upon the representation of the transferee, in the form of assignment set forth on the reverse of the Securities, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the proposed transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

               (ii) a transfer thereof to an IAI shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.7 from the proposed transferee and, if requested by the
              -----------
     Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them; and

               (iii) a transfer thereof to a Non-U.S. Person in reliance on Regulation S shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 2.8 hereof from
                                                        -----------
     the proposed transferee and, if requested by the Company or the Trustee, receipt by the Trustee or its agent of an opinion of counsel, certification and/or other information satisfactory to each of them.

          After the expiration of the Restricted Period, beneficial interests in the Regulation S Global Note or Definitive Securities issued in exchange therefor may be transferred without requiring the certification set forth in
Section 2.7 or Section 2.8 or any additional certification.
-----------    -----------

          (c)  Restricted Securities Legend. Upon the transfer, exchange or
               ----------------------------
replacement of Securities not bearing a Restricted Securities Legend, the Registrar shall deliver Securities that do not bear a Restricted Securities Legend. Upon the transfer, exchange or replacement of Securities bearing a Restricted Securities Legend, the Registrar shall deliver only Securities that bear a Restricted Securities Legend unless such Securities are Exchange Securities issued in a Registered Exchange Offer or are otherwise sold under an effective registration statement under the Securities Act or there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

          (d) The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.1 or this Section
                                                  -----------         -------
2.6. The Company shall have the right to inspect and make copies of all such
---
letters, notices or other written communications at any reasonable time upon the giving of reasonable prior written notice to the Registrar.

          (e)  Obligations with Respect to Transfers and Exchanges of
               ------------------------------------------------------
Securities.
----------

               (i) To permit registrations of transfers and exchanges, the Company shall, subject to the other terms and conditions of this Article
                                                                      -------
     II, execute, and the Trustee shall authenticate, Definitive Securities and
     --
     Global Securities at the Registrar's or co-registrar's request.

               (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require from a Holder payment of a sum sufficient to cover any transfer tax, assessments or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchange or transfer pursuant to Section 9.5).
                                                   -----------

               (iii) The Registrar or co-registrar shall not be required (A) to issue, to register the transfer of or to exchange any Security during a period beginning at the opening of 15 days before the day of any selection of Securities for redemption and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (C) to register the transfer of or to exchange a Security between a record date and the next succeeding interest payment date.

               (iv) Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

               (v) Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to Section 2.1(d) shall, except as
                                               --------------
     otherwise provided by Section 2.6(c), bear the applicable legend regarding
                           --------------
     transfer restrictions applicable to the Definitive Security set forth in
     Section 2.1(c).
     --------------

               (vi) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

          (f)  No Obligation of the Trustee.
               ----------------------------

               (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in, DTC or other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Securities shall be given or made only to or upon the order of the registered Holders (which shall be DTC or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

               (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among DTC participants, members or beneficial owners in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

          SECTION 2.7 Form of Certificate to be Delivered in Connection with
          ------------------------------------------------------------------
Transfers to Institutional Accredited Investors.
-----------------------------------------------

                                                       [Date]

The Black & Decker Corporation
c/o The Bank of New York
101 Barclay Street, 21W
New York, New York 10286
Attention: Corporate Trust Administration

Ladies and Gentlemen:

          This certificate is delivered to request a transfer of $_________ principal amount of the 7.125% Senior Notes Due 2011 (the "Notes") of The Black & Decker Corporation (the "Company").

          Upon transfer, the Notes would be registered in the name of the new beneficial owner as follows:

          Name: ___________________________________

          Address: ________________________________

          Taxpayer ID Number: _____________________

          The undersigned represents and warrants to you that:

          1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an
---------------
institutional "accredited investor" at least $250,000 principal amount of the Notes, and we are acquiring the Notes not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act. We have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risk of our investment in the Notes and we invest in or purchase securities similar to the Notes in the normal course of our business. We and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

          2. We understand that the Notes have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to the date which is two years after the later of the date of original issue and the last date on which the Company or any affiliate of the Company was the owner of such Notes (or any predecessor thereto) (the "Resale
                                                                       ------
Restriction Termination Date") only (a) to the Company, (b) pursuant to a
----------------------------
registration statement which has been declared effective under the Securities Act, (c) in a transaction complying with the requirements of Rule 144A under the Securities Act ("Rule 144A"), to a person we reasonably believe is a qualified
                 ---------
institutional buyer under Rule 144A (a "QIB") that purchases for its own account
                                        ---
or for the account of a QIB and to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act, (e) to an institutional "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act that is purchasing for its own account or for the account of such an institutional "accredited investor," in each case in a minimum principal amount of Notes of $250,000 or
(f) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Company and the Trustee, which shall provide, among other things, that the transferee is an institutional "accredited investor" (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) that is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer prior to the Resale Restriction Termination Date of the Notes pursuant to clauses (d), (e) or (f) above to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to the Company and the Trustee.

                                        TRANSFEREE:_____________________________

                                        BY:_____________________________________

          SECTION 2.8 Form of Certificate to be Delivered in Connection with
          ------------------------------------------------------------------
Transfers Pursuant to Regulation S.
----------------------------------

                                                       [Date]

The Black & Decker Corporation
c/o The Bank of New York
101 Barclay Street, 21W
New York, New York 10286
Attention: Corporate Trust Administration

          Re:  The Black & Decker Corporation
               7.125% Senior Notes Due 2011 (the "Securities")
               -----------------------------------------------

Ladies and Gentlemen:

          In connection with our proposed sale of $________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:
                       --------------

          (a) the offer of the Securities was not made to a person in the United States;

          (b) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or
(ii) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (c) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(a)(2) or Rule 904(a)(2) of Regulation S, as applicable; and

          (d) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          In addition, if the sale is made during a distribution compliance period and the provisions of Rule 903(b)(2) or Rule 904(b)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or Rule 904(b)(1), as the case may be.

          You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

          Very truly yours,

          [Name of Transferor]


          By:____________________________

          _______________________________
                Authorized Signature

          SECTION 2.9 Mutilated, Destroyed, Lost or Stolen Securities. If a
          -----------------------------------------------------------
mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced, and, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon Company Order the Trustee shall authenticate and make available for delivery, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.

          Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company and any other obligor upon the Securities, whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 2.10 Outstanding Securities. Securities outstanding at any
          -----------------------------------
time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security ceases to be outstanding in the event the Company or a Subsidiary holds the Security, provided, however, that (i) for purposes of determining which are outstanding for consent or voting purposes hereunder, Securities shall cease to be outstanding in the event the Company or an Affiliate of the Company holds the Security and (ii) in determining whether the Trustee shall be protected in making a determination whether the Holders of the requisite principal amount of outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment or modification hereunder, or relying upon any such quorum, consent or vote, only Securities which a Trust Officer of the Trustee actually knows to be held by the Company or an Affiliate of the Company shall not be considered outstanding.

          If a Security is replaced pursuant to Section 2.9, it ceases to be
                                                -----------
outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

          If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a Redemption Date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

          SECTION 2.11 Temporary Securities. Until Definitive Securities are
          ---------------------------------
ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of Definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate Definitive Securities. After the preparation of Definitive Securities, the temporary Securities shall be exchangeable for Definitive Securities upon surrender of the temporary Securities at any office or agency maintained by the Company for that purpose and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute, and the Trustee shall authenticate and make available for delivery in exchange therefor, one or more Definitive Securities representing an equal principal amount of Securities. Until so exchanged, the Holder of temporary Securities shall in all respects be entitled to the same benefits under this Indenture as a holder of Definitive Securities.

          SECTION 2.12 Cancellation. The Company at any time may deliver
          -------------------------
Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and return to the Company all Securities surrendered for registration of transfer, exchange, payment or cancellation. The Company may not issue new Securities to replace Securities it has paid or delivered to the Trustee for cancellation for any reason other than in connection with a transfer or exchange.

          SECTION 2.13 Payment of Interest; Defaulted Interest. Interest on any
          ----------------------------------------------------
Security which is payable, and is punctually paid or duly provided for, on any interest payment date shall be paid to the Person in whose name such Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 2.3.
                                                -----------

          Any interest on any Security which is payable, but is not paid when the same becomes due and payable and such nonpayment continues for a period of 30 days shall forthwith cease to be payable to the Holder on the regular record date by virtue of having been such Holder, and such defaulted interest and (to the extent lawful) interest on such defaulted interest at the rate borne by the Securities (such defaulted interest and interest thereon herein collectively called "Defaulted Interest") shall be paid by the Company, at its election in
        ------------------
each case, as provided in clause (a) or (b) below:

          (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on a Special Record Date (as defined below) for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date (not less than 30 days after such notice) of the proposed payment (the "Special Interest Payment Date"), and
                                           -----------------------------
     at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a record date (the "Special Record Date") for the payment of such
                                   -------------------
     Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the Special Interest Payment Date and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date, and in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Interest Payment Date therefor to be given in the manner provided for in Section 10.2, not less than 10 days prior to such
                            ------------
     Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date and Special Interest Payment Date therefor having been so given, such Defaulted Interest shall be paid on the Special Interest Payment Date to the Persons in whose names the Securities (or their respective predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (b).

          (b) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of, transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          SECTION 2.14 Computation of Interest. Interest on the Securities shall
          ------------------------------------
be computed on the basis of a 360-day year of twelve 30-day months.

          SECTION 2.15 CUSIP and ISIN Numbers. The Company in issuing the
          -----------------------------------
Securities may use "CUSIP" and "ISIN" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" and "ISIN" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such CUSIP or ISIN numbers. The Company shall promptly notify the Trustee of any change in the CUSIP and ISIN numbers.

                                  ARTICLE III

                                   Covenants
                                   ---------

          SECTION 3.1 Payment of Securities. The Company shall promptly pay the
          ---------------------------------
principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date.

          The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

          Notwithstanding anything to the contrary contained in this Indenture, the Company may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America from principal or interest payments hereunder.

          SECTION 3.2 Limitation on Liens.
          -------------------------------

          (a) The Company will not, and will not permit any Subsidiary to, directly or indirectly, as security for any Debt, mortgage, pledge or create or permit to exist any lien on any shares of stock, indebtedness or other obligations of a Subsidiary or any Principal Property, whether such shares of stock, indebtedness or other obligations of a Subsidiary or Principal Property are owned at the date of the Indenture or hereafter acquired, unless the Company secures or causes to be secured any outstanding Securities equally and ratably with all Debt secured by such mortgage, pledge or lien, so long as that Debt shall be secured; provided, however, that the foregoing limitation shall not apply in the case of (i) the creation of any mortgage, pledge or other lien on any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property hereafter acquired (including acquisitions by way of merger or consolidation) by the Company or a Subsidiary contemporaneously with such acquisition, or within 120 days thereafter, to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption of any mortgage, pledge or other lien upon any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property hereafter acquired existing at the time of such acquisition, or the acquisition of any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property subject to any mortgage, pledge or other lien without the assumption thereof, provided that any mortgage, pledge or lien referred to in this clause (i) shall attach only to the shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property so acquired and fixed improvements thereon,
(ii) any mortgage, pledge or other lien on any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property existing on the date that the Securities are first issued, (iii) any mortgage, pledge or other lien on any shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property in favor of the Company or any Subsidiary, (iv) any mortgage, pledge or other lien on a Principal Property being constructed or improved securing Debt incurred to finance the construction or improvements, (v) any mortgage, pledge or other lien on shares of stock, indebtedness or other obligations of a Subsidiary or a Principal Property incurred in connection with the issuance by a state or political subdivision thereof of any securities the interest on which is exempt from Federal income taxes by virtue of Section 103 of the United States Internal Revenue Code of 1986, as amended, or any other laws and regulations in effect at the time of such issuance and (vi) any renewal of or substitution for any mortgage, pledge or other lien permitted by any of the preceding clauses (i) through (v); provided, in the case of a mortgage, pledge or other lien permitted under clause (i), (ii) or (iv), the Debt secured is not increased nor the lien extended to any additional assets.

          (b) Notwithstanding the foregoing paragraph (a), the Company or any Subsidiary may create or assume liens in addition to those permitted by the foregoing paragraph (a), and renew, extend or replace such liens; provided that at the time of such creation, assumption, renewal, extension or replacement, and after giving effect thereto, Exempted Debt does not exceed 10% of Consolidated Net Tangible Assets.

          SECTION 3.3 Limitation on Sale Leaseback Transactions. (a) The Company
          -----------------------------------------------------
will not, and will not permit, any Subsidiary to, sell or transfer, directly or indirectly, except to the Company or a Subsidiary, a Principal Property as an entirety, or any substantial portion thereof, with the intention of taking back a lease of all or part of such property except a lease for a period of three years or less at the end of which it is intended that the use of such property by the lessee will be discontinued; provided that, notwithstanding the foregoing, the Company or any Subsidiary may sell a Principal Property and lease it back for a longer period (i) if the Company or such Subsidiary would be entitled, pursuant to Section 3.2, to create a mortgage on the property to be leased
            -----------
securing Debt in an amount equal to the Attributable Debt with respect to the sale and lease-back transaction without equally and ratably securing the outstanding Securities or (ii) if (A) the Company promptly informs the Trustee of such transactions, (B) the net proceeds of such transaction are at least equal to the fair value (as determined by a Board Resolution) of such property and (C) the Company causes an amount equal to the net proceeds of the sale to be applied to the retirement (whether by redemption, cancellation after open-market purchases, or otherwise), within 120 days after receipt of such proceeds, of Funded Debt having an outstanding principal amount equal to the net proceeds.

          (b) Notwithstanding the foregoing paragraph (a), the Company or any Subsidiary may enter into sale and lease-back transactions in addition to those permitted by the foregoing paragraph (a), and without any obligation to retire any outstanding Funded Debt; provided that a the time of entering into such sale and lease-back transactions and after giving effect thereto, Exempted Debt does not exceed 10% of Consolidated Net Tangible Assets.

          SECTION 3.4 Maintenance of Office or Agency. The Company shall
          -------------------------------------------
maintain in The City of New York an office or agency where the Securities may be presented or surrendered for payment, where, if applicable, the Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The principal corporate trust office (the "Corporate Trust
                                                          ---------------
Office") of the Trustee located in The City of New York shall be such office or
------
agency of the Company, unless the Company shall designate and maintain some other office or agency for one or more of such purposes. The Company will give prompt written notice to the Trustee of any change in the location of any such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

          The Company may also from time to time designate one or more other offices or agencies (in or outside of The City of New York) where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind any such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in The City of New York for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and any change in the location of any such other office or agency.

          SECTION 3.5 Compliance Certificate. The Company shall deliver to the
          ----------------------------------
Trustee within 120 days after the end of each Fiscal Year of the Company an Officers' Certificate stating that in the course of the performance by the signers of their duties as Officers of the Company they would normally have knowledge of any Default or Event of Default and whether or not the signers know of any Default or Event of Default that occurred during such period. If they do, the certificate shall describe the Default or Event of Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with TIA (S) 314(a)(4).

          SECTION 3.6 Statement by Officers as to Default. The Company shall
          -----------------------------------------------
deliver to the Trustee within 10 days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or the lapse of time or both, would constitute an Event of Default, an Officers' Certificate setting forth the details of such Default or Event of Default and the action which the Company proposes to take with respect thereto.

          SECTION 3.7 Further Instruments and Acts. Upon reasonable request of
          ----------------------------------------
the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                  ARTICLE IV

                               Successor Company
                               -----------------

          SECTION 4.1 Merger, Consolidation or Sale of All or Substantially All
          ---------------------------------------------------------------------
Assets of the Company. The Company shall not consolidate with or merge into, or
---------------------
transfer, directly or indirectly, all or substantially all of its assets to another corporation or other Person unless (1) the resulting, surviving or transferee corporation or other Person assumes by supplemental indenture all the obligations of the Company under the Securities and this Indenture, (2) immediately after giving effect to such transaction, no Event of Default, and no circumstances that, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing, and (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Indenture, and thereafter all such obligations of the Company shall terminate.

                                   ARTICLE V

                           Redemption of Securities
                           ------------------------

          SECTION 5.1 Optional Redemption. The Securities may be redeemed, at
          -------------------------------
the option of the Company, at any time in whole, or from time to time in part, subject to the conditions and at the redemption prices specified in the form of Securities set forth in Exhibit A and Exhibit B hereto, which are hereby
                        ---------     ---------
incorporated by reference and made a part of this Indenture, together with accrued and unpaid interest to the Redemption Date.

          SECTION 5.2 Applicability of Article. Redemption of Securities at the
          ------------------------------------
election of the Company or otherwise, as permitted by any provision of this Indenture, shall be made in accordance with such provision and this Article.

          SECTION 5.3 Election to Redeem; Notice to Trustee.  The election of
          -------------------------------------------------
the Company to redeem any Securities pursuant to Section 5.1 shall be evidenced
                                                 -----------
by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, upon not later than the earlier of the date that is 30 days prior to the Redemption Date fixed by the Company or the date on which notice is given to the Holders (except as provided in Section 5.5 or unless a shorter notice shall be
                       -----------
satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed and shall deliver to the Trustee such documentation and records as shall enable the Trustee to select the Securities to be redeemed pursuant to Section 5.4.
                                      -----------

          SECTION 5.4 Selection by Trustee of Securities to Be Redeemed. If less
          -------------------------------------------------------------
than all the Securities are to be redeemed at the option of the Company at any time pursuant to Section 5.1, the particular Securities to be redeemed shall be
                 -----------
selected not more than 60 days prior to the Redemption Date by the Trustee from the outstanding Securities not previously called for redemption, in compliance with the requirements of the principal national securities exchange, if any, on which such Securities are listed, or, if such Securities are not so listed, then on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and appropriate (and in such manner as complies with applicable legal requirements) and which may provide for the selection for redemption of portions of the principal of the Securities; provided, however, that (i) Securities and portions thereof that the Trustee selects shall be in amounts of $1,000 or an integral multiple of $1,000 and (ii) no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000.

          The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to redemption of Securities shall relate, in the case of any Security redeemed or to be redeemed only in part, to the portion of the principal amount of such Security which has been or is to be redeemed.

          SECTION 5.5 Notice of Redemption. Notice of redemption shall be given
          --------------------------------
in the manner provided for in Section 10.2 not less than 30 nor more than 60
                              ------------
days prior to the Redemption Date, to each Holder of Securities to be redeemed. The Trustee shall give notice of redemption in the Company's name and at the Company's expense; provided, however, that the Company shall deliver to the Trustee, at least 15 days prior to the date on which such notice is to be given, an Officers' Certificate requesting that the Trustee give such notice and setting forth the information to be stated in such notice as provided in the following items.

          All notices of redemption shall state:

          (1)    the Redemption Date,

          (2) the redemption price and the amount of accrued interest to the Redemption Date payable as provided in Section 5.7, if any,
                                            -----------

          (3) if less than all outstanding Securities are to be redeemed, the identification of the particular Securities (or portion thereof) to be redeemed, as well as the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities to be outstanding after such partial redemption,

          (4) in case any Security is to be redeemed in part only, the notice which relates to such Security shall state that on and after the Redemption Date, upon surrender of such Security, the Holder will receive, without charge, a new Security or Securities of authorized denominations for the principal amount thereof remaining unredeemed,

          (5) that on the Redemption Date the redemption price (and accrued interest, if any, to the Redemption Date payable as provided in Section
                                                                     -------
     5.7) will become due and payable upon each such Security, or the portion
     ---
     thereof, to be redeemed, and, unless the Company defaults in making the redemption payment, that interest on Securities called for redemption (or the portion thereof) will cease to accrue on and after said date,

          (6) the place or places where such Securities are to be surrendered for payment of the redemption price and accrued interest, if any,

          (7)    the name and address of the Paying Agent,

          (8) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price,

          (9) the CUSIP and ISIN numbers, and that no representation is made as to the accuracy or correctness of the CUSIP and ISIN numbers, if any, listed in such notice or printed on the Securities, and

          (10) the paragraph of the Securities pursuant to which the Securities are to be redeemed.

          SECTION 5.6 Deposit of Redemption Price. Prior to any Redemption Date,
          ---------------------------------------
the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 2.4) an amount of money sufficient to pay the redemption
            -----------
price of, and accrued interest on, all the Securities which are to be redeemed on that date.

          SECTION 5.7 Securities Payable on Redemption Date. Notice of
          -------------------------------------------------
redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the redemption price therein specified (together with accrued interest, if any, to the Redemption
Date), and from and after such date (unless the Company shall default in the payment of the redemption price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the redemption price, together with accrued interest, if any, to the Redemption Date (subject to the rights of Holders of record on the relevant record date to receive interest due on the relevant interest payment date).

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the rate borne by the Securities.

          SECTION 5.8 Securities Redeemed in Part. Any Security which is to be
          ---------------------------------------
redeemed only in part pursuant to the provisions of this Article V shall be
                                                         ---------
surrendered at the
office or agency of the Company maintained for such purpose pursuant to Section
                                                                        -------
3.4 (with, if the Company or the Trustee so requires, due endorsement by, or a
---
written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and make available for delivery to the Holder of such Security at the expense of the Company, a new Security or Securities, of any authorized denomination as requested by such Holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered, provided that each such new Security will be in a principal amount of $1,000 or integral multiple thereof.

                                  ARTICLE VI

                             Defaults and Remedies
                             ---------------------

          SECTION 6.1 Events of Default.  An "Event of Default" occurs if:
          -----------------------------

          (1) the Company defaults in any payment of interest or additional interest (as required by the Exchange and Registration Rights Agreement) on any Security when the same becomes due and payable, and such default continues for a period of 30 days;

          (2) the Company defaults in the payment of the principal on any Security when the same becomes due and payable at its Stated Maturity, upon optional redemption, upon declaration or otherwise;

          (3) the Company defaults in the performance of or breaches any covenant or agreement in this Indenture or under the Securities, other than those referred to in (1) or (2) above, and such default continues for 30 days after written notice (which notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default") from the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities;

          (4) (A) the Company or any of its Subsidiaries fails to pay, in accordance with its terms and when payable, any of the principal, interest or additional amounts, if any, on any Debt (including the Securities, other than the Securities, if any, with respect to which the failure to pay principal, interest or additional interest is also an Event of Default under Sections 6.1(1), 6.1(2) or both) having, in the aggregate, a then outstanding principal amount in excess of $20,000,000, at the later of final maturity or the expiration of any applicable grace period or (B) the maturity of Debt in an aggregate principal amount in excess of $20,000,000 is accelerated, if such acceleration results from a default under the instrument giving rise to or securing such Debt;

          (5) the Company pursuant to or within the meaning of any Bankruptcy Law (as defined below):

                 (A)  commences a voluntary case;

                 (B) consents to the entry of an order for relief against it in an involuntary case;

                 (C) consents to the appointment of a Custodian (as defined below) of it or for any substantial part of its property; or

                 (D) makes a general assignment for the benefit of its creditors; or

          (6) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                 (A) is for relief against the Company in an involuntary case;

                 (B) appoints a Custodian of the Company for all or substantially all of the Company's property; or

                 (C) orders the winding up or liquidation of the Company; and

     in each case the order or decree remains unstayed and in effect for 60 days.

          The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.

          The term "Bankruptcy Law" means Title 11, United States Code, or any
                    --------------                  ------------------
similar Federal or state law for the relief of debtors.  The term "Custodian"
                                                                   ---------
means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

          SECTION 6.2 Acceleration. If an Event of Default described in clauses
          ------------------------
(1), (2), (3) and (4) of Section 6.1 occurs and is continuing, the Trustee, or
                         -----------
the Holders of at least 25% in outstanding principal amount of the Securities, by notice to the Company, may, and the Trustee at the written request of such Holders shall, declare the principal of and accrued and unpaid interest, if any, on all the Securities to be due and payable. Upon such a declaration, such principal and accrued and unpaid interest shall be immediately due and payable. If an Event of Default described in clauses (5) and (6) above occurs and is continuing, the principal of and accrued and unpaid interest on all the Securities will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

          SECTION 6.3 Other Remedies. If an Event of Default occurs and is
          --------------------------
continuing, the Trustee may pursue any available remedy to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

          The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

          SECTION 6.4 Waiver of Past Defaults. The Holders of a majority in
          -----------------------------------
principal amount of the outstanding Securities by notice to the Trustee may (a) waive, by their consent (including, without limitation consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities), an existing Default or Event of Default and its consequences except
(i) a Default or Event of Default in the payment of the principal of or interest on a Security or (ii) a Default or Event of Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each
           -----------
Securityholder affected and (b) rescind any such acceleration with respect to the Securities and its consequences if (1) rescission would not conflict with any judgment or decree of a court of competent jurisdiction and (2) all existing Events of Default, other than the nonpayment of the principal of and interest on the Securities that have become due solely by such declaration of acceleration, have been cured or waived. When a Default or Event of Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any consequent right.

          SECTION 6.5 Control by Majority. The Holders of a majority in
          -------------------------------
principal amount of the outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.1 and Section 7.2, that the Trustee determines is unduly
           -----------     -----------
prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

          SECTION 6.6 Limitation on Suits. Subject to Section 6.7, a
          -------------------------------             -----------
Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:

          (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

          (2) the Holders of at least 25% in outstanding principal amount of the Securities make a request to the Trustee to pursue the remedy;

          (3) such Holder or Holders offer to the Trustee reasonable security or indemnity satisfactory to the Trustee against any loss, liability or expense;

          (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

          (5) the Holders of a majority in principal amount of the Securities do not give the Trustee a direction that, in the opinion of the Trustee, is inconsistent with such request during such 60-day period.

          A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

          SECTION 6.7  Rights of Holders to Receive Payment. Notwithstanding any
                       ------------------------------------
other provision of this Indenture (including, without limitation, Section 6.6),
                                                                  -----------
the right of any Holder to receive payment of principal of or interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

          SECTION 6.8  Collection Suit by Trustee. If an Event of Default
          ---------------------------------------
specified in Section 6.1(1) or (2) occurs and is continuing, the Trustee may
             --------------    ---
recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section
                                                                      -------
7.7.
---
          SECTION 6.9  Trustee May File Proofs of Claim. The Trustee may file
          ---------------------------------------------
such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company, its Subsidiaries or its or their respective creditors or properties and may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under Section 7.7.
                  -----------

          SECTION 6.10 Priorities. If the Trustee collects any money or property
          -----------------------
pursuant to this Article VI, it shall pay out the money or property in the
                 ----------
following order:

          FIRST:   to the Trustee for amounts due under Section 7.7;
                                                        -----------

          SECOND: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

          THIRD:   to the Company.

          The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

          SECTION 6.11 Undertaking for Costs. In any suit for the enforcement of
          ----------------------------------
any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by the Company, a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more
                                        -----------
than 10% in outstanding principal amount of the Securities.

                                  ARTICLE VII

                                    Trustee
                                    -------

          SECTION 7.1 Duties of Trustee. (a) If an Event of Default has occurred
          -----------------------------
and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs; provided that if an Event of Default occurs and is continuing, the Trustee will be under no obligation to exercise any of the rights or powers under this Indenture at the request or direction of any of the Holders unless such Holders have offered to the Trustee indemnity or security reasonably satisfactory to it against any loss, liability or expense (other than as provided in clause (c) below).

          (b)  Except during the continuance of an Event of Default:

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

          (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

          (1) this paragraph does not limit the effect of paragraph (b) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

          (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.
                                -----------

          (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

          (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

          (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

          (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

          (i) Unless otherwise specifically provided in this Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer.

          (j) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders unless such Holders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against any loss, liability or expense (including reasonable attorneys' fees and expenses) that might be incurred by it in compliance with such request or direction.

          SECTION 7.2 Rights of Trustee. Subject to Section 7.1,
          -----------------------------             -----------

          (a) The Trustee may conclusively rely on any document (whether in its original or facsimile form) reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

          (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate and/or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officers' Certificate or Opinion of Counsel.

          (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

          (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers, provided, however, that the Trustee's conduct does not constitute willful misconduct or negligence.

          (e) The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make further inquiry or investigation into such facts or matters as it may see fit, personally or by agent or attorney, at the sole cost of the Company and with the Company's cooperation and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

          (g) The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder.

          (h) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as authorized in any such certificate previously delivered and not superseded.

          SECTION 7.3 Individual Rights of Trustee. The Trustee in its
          ----------------------------------------
individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Section 7.10 and Section 7.11. In addition, the Trustee shall be
            ------------     ------------
permitted to engage in transactions with the Company; provided, however, that if the Trustee acquires any conflicting interest the Trustee must (i) eliminate such conflict within 90 days of acquiring such conflicting interest, (ii) apply to the SEC for permission to continue acting as Trustee or (iii) resign.

          SECTION 7.4 Trustee's Disclaimer. The Trustee shall not be responsible
          --------------------------------
for and makes no representation as to the validity or adequacy of this Indenture or the Securities, shall not be accountable for the Company's use of the proceeds from the Securities and shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

          SECTION 7.5 Notice of Defaults. If a Default or Event of Default
          ------------------------------
occurs and is continuing and if a Trust Officer has actual knowledge thereof, the Trustee shall mail to each Securityholder at the address set forth in the Note Register notice of the Default or Event of Default within 90 days after it occurs. Except in the case of a Default or Event of Default in payment of principal of or interest on any Security (including payments pursuant to the optional redemption provisions of such Security), the Trustee may withhold the notice if and so long as its Board of Directors, a committee of its Board of Directors or a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

          SECTION 7.6 Reports by Trustee to Holders. As promptly as practicable
          -----------------------------------------
after each May 15 beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 in each year, the Trustee shall mail to each Securityholder a brief report dated as of such May 15 that complies with TIA (S) 313(a). The Trustee also shall comply with TIA (S) 313(b). The Trustee shall also transmit by mail all reports required by TIA (S) 313(c).

          A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

          SECTION 7.7 Compensation and Indemnity. The Company shall pay to the
          --------------------------------------
Trustee from time to time such compensation for its acceptance of this Indenture and services hereunder as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, costs of preparing and reviewing reports, certificates and other documents, costs of preparation and mailing of notices to Securityholders and reasonable costs of counsel retained by Trustee in connection with the delivery of an Opinion of Counsel or otherwise, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company shall indemnify the Trustee against any and all loss, liability, damages, claims or expense (including reasonable attorneys' fees and expenses) incurred by it without negligence or bad faith on its part in connection with the acceptance or administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Indenture (including this Section 7.7) and of
                                                     -----------
defending itself against any claims (whether asserted by any Securityholder, the Company or otherwise). The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder. The Company shall defend the claim and the Trustee shall provide reasonable cooperation in the defense. The Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel, provided that the Company shall not be required to pay such fees and expenses if it assumes the Trustee's defense, and, in the reasonable judgment of counsel to the Trustee, there is no conflict of interest between the Company and the Trustee in connection with such defense. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith.

          To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, other than money or property held in trust to pay principal of and interest on particular Securities. The Trustee's right to receive payment of any amounts due under this Section 7.7 shall not be
                                              -----------
subordinate to any other liability or Debt of the Company.

          The Company's payment obligations pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses after the occurrence of a Default specified in Section 6.1(5) or (6) with respect to
                                         --------------    ---
the Company, the expenses are intended to constitute expenses of administration under any Bankruptcy Law.

          SECTION 7.8 Replacement of Trustee. The Trustee may resign at any time
          ----------------------------------
by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

          (1)  the Trustee fails to comply with Section 7.10;
                                                ------------

          (2)  the Trustee is adjudged bankrupt or insolvent;

          (3) a receiver or other public officer takes charge of the Trustee or its property; or

          (4)  the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed by the Company or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of the Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

          A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.
                -----------

          If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          If the Trustee fails to comply with Section 7.10, any Securityholder
                                              ------------
may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.7 shall continue for the
                                         -----------
benefit of the retiring Trustee.

          SECTION 7.9  Successor Trustee by Merger.  If the Trustee consolidates
          -----------  ---------------------------
with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee.

          In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture, any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; provided that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities in the name of any predecessor Trustee shall only apply to its successor or successors by merger, consolidation or conversion.

              SECTION 7.10 Eligibility; Disqualification. The Trustee shall at
              ------------------------------------------
all times satisfy the requirements of TIA (S) 310(a). The Trustee shall have a combined capital and surplus of at least $50 million as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA
(S) 310(b); provided, however, that there shall be excluded from the operation of TIA (S) 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA (S) 310(b)(1) are met.

              SECTION 7.11 Preferential Collection of Claims Against Company.
              --------------------------------------------------------------
The Trustee shall comply with TIA (S) 311(a), excluding any creditor relationship listed in TIA (S) 311(b). A Trustee who has resigned or been removed shall be subject to TIA (S) 311(a) to the extent indicated.

                                 ARTICLE VIII

                    Satisfaction and Discharge of Indenture
                    ---------------------------------------

              SECTION 8.1 Option To Effect Legal Defeasance or Covenant
              ---------------------------------------------------------
Defeasance.  The Company may, at the option of its Board of Directors evidenced
----------
by a Board Resolution, at any time, elect to have either Section 8.2 or 8.3 be applied to all outstanding Securities upon compliance with the conditions set forth below in this Article VIII.

              SECTION 8.2 Legal Defeasance and Discharge. Upon the Company's
              ------------------------------------------
exercise under Section 8.1 of the option applicable to this Section 8.2, the Company shall be deemed to have been discharged from its obligations under this Indenture with respect to all outstanding Securities on the date the conditions set forth below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged all the obligations relating to the outstanding Securities and such Securities shall thereafter be deemed to be "outstanding" only for the purposes of Section 8.6 and Section 8.8, and to have satisfied all of its other obligations under such Securities and this Indenture and cured all then existing Events of Default with respect to such Securities (and the Trustee, on demand of and at the expense of the Company shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (a) the rights of Holders of outstanding Securities to receive payments in respect of the principal and accrued interest on such Securities when such payments are due or on the Redemption Date solely out of the trust created pursuant to this Indenture; (b) the rights, powers, trusts, duties and immunities of the Trustee, and the Company's obligations in connection therewith; and (c) this Article VIII and the obligations set forth in
Section 8.6 hereof.

          SECTION 8.3 Covenant Defeasance. Upon the Company's exercise under
          -------------------------------
Section 8.1 of the option applicable to this Section 8.3, the Company shall be released from any obligations under the covenants contained in Sections 3.2 and
3.3 hereof with respect to the outstanding Securities on and after the date the conditions set forth below are satisfied (hereinafter, "Covenant Defeasance"), and the Securities shall thereafter be deemed not "outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder (it being understood that such Securities shall not be deemed outstanding for accounting purposes). For this purpose, such Covenant Defeasance means that, with respect to the outstanding Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or Event of Default with respect to the Securities under Section 6.1(3), nor shall any event referred to in Sections 6.1(4) thereafter constitute a Default or Event of Default with respect to the Securities, but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby.

          SECTION 8.4 Conditions to Legal or Covenant Defeasance. The following
          ------------------------------------------------------
shall be the conditions to the application of either Section 8.2 or Section 8.3 to the outstanding Securities:

          (i) in the case of Legal Defeasance, either (A) all Securities theretofore authenticated and delivered under the Indenture must have been delivered to the Trustee for cancellation or (B) the Company must irrevocably deposit, or cause to be irrevocably deposited, with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable U.S. Government Securities or a combination thereof in such amounts (and, in the case of U.S. Government Securities, together with the predetermined and certain income to accrue thereon, without consideration of any reinvestment thereof) as will be sufficient to pay the principal of and accrued interest due on the outstanding Securities on the Stated Maturity date or on the applicable Redemption Date, as the case may be, of such principal of and accrued interest on the outstanding Securities;

          (ii) in the case of Covenant Defeasance, the Company must irrevocably deposit, or cause to be irrevocably deposited, with the Trustee, in trust, for the benefit of the Holders, cash in U.S. dollars, non-callable U.S. Government Securities or a combination thereof in such amounts (and, in the case of U.S. Government Securities, together with the predetermined and certain income to accrue thereon, without consideration of any reinvestment thereof) as will be sufficient to pay the principal of and accrued interest due on the outstanding Securities on the Stated Maturity date or on the applicable Redemption Date, as the case may be, of such principal of and accrued interest on the outstanding Securities;

          (iii) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions,
     (1) the Company has received from, or
     there has been published by, the U.S. Internal Revenue Service a ruling or
     (2) since the Issue Date, there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, subject to customary assumptions and exclusions, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Legal Defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred;

          (iv) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel reasonably acceptable to the Trustee confirming that, subject to customary assumptions and exclusions, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such Covenant Defeasance and will be subject to such tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

          (v) such Covenant Defeasance shall not result in a breach or violation of, or constitute a default under any material agreement or instrument to which the Company is a party or by which the Company is bound;

          (vi) in the case of Legal Defeasance, 91 days shall have passed during which no Event of Default under Section 6.1(5) or 6.1(6) has occurred;

          (vii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities and this Indenture as contemplated by this Article VIII have been complied with; and

          (viii) the Company shall have delivered to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and accrued interest when due and without reinvestment on the deposited U.S. Government Securities plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and accrued interest when due on all the Securities to maturity.

          SECTION 8.5 Satisfaction and Discharge of Indenture. This Indenture
          ---------------------------------------------------
will be discharged with respect of the Securities and will cease to be of further effect as to all Securities issued thereunder, when either (a) all such Securities theretofore authenticated and delivered (except lost, stolen or destroyed Securities which have been replaced or paid and Securities for whose payment money has theretofore been deposited in trust and thereafter repaid to the Company) have been delivered to the Trustee for cancellation; or (b)(i) all such Securities not theretofore delivered to the Trustee for cancellation have become due and payable by reason of the mailing of a notice of redemption or otherwise or will become due and payable within one year and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust an amount of money in U.S. dollars or U.S. Government Securities or any combination thereof sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation for principal and accrued and unpaid interest to the date of maturity or redemption;
(ii) no Default with respect to the Securities shall have occurred within 91 days of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any other instrument to which the Company is a party or by which it is bound; (iii) the Company has paid or caused to be paid all sums payable by it with respect to the Securities under this Indenture; and (iv) the Company has delivered irrevocable instructions to the Trustee under this Indenture to apply the deposited money toward the payment of such Securities at maturity or the Redemption Date, as the case may be. In addition, with respect to clause (b) of the preceding sentence, the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, stating that all conditions precedent specified herein relating to the satisfaction and discharge of this Indenture have been complied with.

          SECTION 8.6 Survival of Certain Obligations. Notwithstanding the
          -------------------------------------------
satisfaction and discharge of this Indenture referred to in Section 8.1, 8.2, 8.3, 8.4 or 8.5, the respective obligations of the Company and the Trustee under Sections 2.2, 2.3, 2.4, 2.5, 2.6, 2.9, 2.10, 2.11, 2.12, 3.4, 3.5, 3.6, 3.7,
6.7, 7.7, 7.8 and this Article VIII shall survive until the Securities are no longer outstanding. Nothing contained in this Article VIII shall abrogate any of the obligations or duties of the Trustee under this Indenture.

          SECTION 8.7 Acknowledgment of Discharge by Trustee. Subject to Section
          --------------------------------------------------
8.10, after (i) the conditions of Section 8.4 or 8.5 have been satisfied, (ii) the Company has paid or caused to be paid all other sums payable hereunder by the Company and (iii) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent referred to in clause (i) above relating to the satisfaction and discharge of this Indenture have been complied with, the Trustee upon written request shall acknowledge in writing the discharge of all of the Company's obligations under this Indenture except for those surviving obligations specified in this Article VIII.

          SECTION 8.8 Application of Trust Moneys. All cash in U.S. dollars and
          ---------------------------------------
U.S. Government Securities deposited with the Trustee pursuant to Section 8.4 or
8.5 shall be held in trust and applied by the Trustee, in accordance with the provisions of this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders, of all sums due and to become due thereon for principal and accrued interest but such money need not be segregated from other funds except to the extent required by law. The Holder of any Security replaced pursuant to Section 2.9 shall not be entitled to any such payment and shall look only to the Company for any payment which such Holder may be entitled to collect. In connection with the satisfaction and discharge of this Indenture or the defeasance of certain obligations under this Indenture, the Company may direct the Trustee to (i) invest any money received by the Trustee in the U.S. Government Securities deposited in trust in additional U.S. Government Securities, and (ii) deliver or pay to the Company from time to time upon the request of the Company any money or U.S. Government Securities held by it, which, as evidenced by a certificate from a nationally recognized firm of independent accountants, are in excess of the amount thereof which would then have been required to be deposited for the purpose for which such money or U.S. Government Securities were deposited or received.

          The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Securities deposited pursuant to

Section 8.4 or 8.5 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders.

          SECTION 8.9 Repayment to the Company; Unclaimed Money. The Trustee and
          -----------------------------------------------------
any Paying Agent shall promptly pay or return to the Company upon request any cash or U.S. Government Securities held by them at any time that are not required for the payment of the principal and interest on the Securities for which cash or U.S. Government Securities have been deposited pursuant to Section
8.4 or 8.5.

          SECTION 8.10 Reinstatement. If the Trustee or Paying Agent is unable
          --------------------------
to apply any cash or U.S. Government Securities in accordance with Section 8.2, 8.3, 8.4 or 8.5 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 8.2, 8.3, 8.4 or 8.5 until such time as the Trustee or Paying Agent is permitted to apply all such cash or U.S. Government Securities in accordance with Section 8.2, 8.3, 8.4 or 8.5; provided, however, that if the Company has made any payment of principal of or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Securities held by the Trustee or Paying Agent.

                                  ARTICLE IX

                                  Amendments
                                  ----------

          SECTION 9.1 Without Consent of Holders. The Company and the Trustee
          -------------------------------------
may amend this Indenture or the Securities without notice to or consent of any
Securityholder:

          (1)    to cure any ambiguity, omission, defect or inconsistency;

          (2)    to comply with Article IV in respect of the assumption by a
                                ----------
     Successor Company of an obligation of the Company under this Indenture;

          (3)    to add guarantees with respect to the Securities;

          (4)    to secure the Securities;

          (5) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

          (6) to make any change that does not adversely affect the rights of any Securityholder; or

          (7) to comply with any requirement of the SEC in connection with the qualification of this Indenture under the TIA.

          After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders at the address set forth in the Note Register, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.1.

          SECTION 9.2 With Consent of Holders. The Company and the Trustee may
          ----------------------------------
amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including, without limitation, consents obtained in connection with a purchase of, or tender offer or exchange offer for, Securities). However, without the consent of each Securityholder affected, an amendment may not:

          (1) reduce the amount of Securities whose Holders must consent to an amendment;

          (2) reduce the stated rate of or extend the stated time for payment of interest on any Security;

          (3) reduce the principal of or extend the Stated Maturity of any Security;

          (4) reduce the premium payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed as described above under Article V or any similar provision, whether through
                           ---------
     an amendment to or waiver of Article V, a definition or otherwise;
                                  ---------

          (5) make any Security payable in money other than that stated in the Security;

          (6) impair the right of any Holder to receive payment of principal of and interest on such Holder's Securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Securities; or

          (7) make any change to the amendment provisions which require each Holder's consent or the waiver provisions in Section 6.4 which require each Holder's consent.

          It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment, but it
-----------
shall be sufficient if such consent approves the substance thereof.

          After an amendment under this Section 9.2 becomes effective, the
                                        -----------
Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.2.
     -----------

          SECTION 9.3 Compliance with Trust Indenture Act. Every amendment to
          -----------------------------------------------
this Indenture or the Securities shall comply with the TIA as then in effect.

          SECTION 9.4 Revocation and Effect of Consents and Waivers. A consent
          ---------------------------------------------------------
to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting

Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective or otherwise in accordance with any related solicitation documents. After an amendment or waiver becomes effective, it shall bind every Securityholder. An amendment or waiver shall become effective upon receipt by the Trustee of the requisite number of written consents under Section 9.1 or
                                                              -----------
Section 9.2 as applicable.
-----------

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent or action shall be valid or effective if given or taken more than 120 days after such record date.

          SECTION 9.5 Notation on or Exchange of Securities. If an amendment
          -------------------------------------------------
changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

          SECTION 9.6 Trustee To Sign Amendments. The Trustee shall sign any
          --------------------------------------
amendment authorized pursuant to this Article IX if the amendment does not
                                      ----------
adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.1 and Section 7.2) shall be fully
                            -----------     -----------
protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture and that such amendment is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, subject to customary exceptions, and complies with the provisions hereof (including Section 9.3).
                                                               -----------

                                   ARTICLE X

                                 Miscellaneous
                                 -------------

          SECTION 10.1 Trust Indenture Act Controls. If any provision of this
          -----------------------------------------
Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the provision required by the TIA shall control.

          SECTION 10.2 Notices. Any notice or communication shall be in writing
          --------------------
and delivered in person or mailed by first-class mail addressed as follows:

               if to the Company:

               The Black & Decker Corporation
               701 East Joppa Road
               Towson, Maryland 21286
               Attention: Treasurer

               with copies to:

               The Black & Decker Corporation
               701 East Joppa Road
               Towson, Maryland 21286
               Attention: General Counsel

               Miles & Stockbridge, P.C.
               10 Light Street
               Baltimore, Maryland 21202
               Attention: J.W. Thompson Webb, Esq.

               if to the Trustee:

               The Bank of New York
               101 Barclay Street, 21W
               New York, New York 10286
               Attention: Corporate Trust Administration

          The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

          Any notice or communication mailed to a registered Securityholder shall be mailed by first-class mail to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

          Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

          SECTION 10.3 Communication by Holders with other Holders.
          --------------------------------------------------------
Securityholders may communicate pursuant to TIA (S) 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA (S) 312(c).

          SECTION 10.4 Certificate and Opinion as to Conditions Precedent. Upon
          ---------------------------------------------------------------
any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the
Trustee:

          (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

          SECTION 10.5 Statements Required in Certificate or Opinion. Each
          ----------------------------------------------------------
certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1) a statement that the individual making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

          In giving such Opinion of Counsel, counsel may rely as to factual matters on an Officers' Certificate or on certificates of public officials.

          SECTION 10.6 When Securities Disregarded. In determining whether the
          ----------------------------------------
Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

          SECTION 10.7 Rules by Trustee, Paying Agent and Registrar. The Trustee
          ---------------------------------------------------------
may make reasonable rules for action by, or a meeting of, Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

          SECTION 10.8 Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday
          ---------------------------
or other day on which commercial banking institutions are authorized or required to be closed in New York City. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

          SECTION 10.9. GOVERNING LAW. THIS INDENTURE AND THE SECURITIES SHALL
          ---------------------------
BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10.10 No Recourse Against Others. An incorporator, director,
          ----------------------------------------
officer, employee, Affiliate or stockholder of the Company, solely by reason of this status, shall not have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

          SECTION 10.11 Successors. All agreements of the Company in this
          ------------------------
Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

          SECTION 10.12 Multiple Originals. The parties may sign any number of
          --------------------------------
copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

          SECTION 10.13 Variable Provisions. The Company initially appoints the
          ---------------------------------
Trustee as Paying Agent and Registrar and custodian with respect to any Global Securities.

          SECTION 10.14 Table of Contents; Headings. The table of contents,
          -----------------------------------------
cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

          IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                    THE BLACK & DECKER CORPORATION



                                    By: /s/ MICHAEL D. MANGAN
                                        ---------------------------------------
                                        Name: Michael D. Mangan
                                        Title: Senior Vice President and Chief
                                                   Financial Officer


                                    THE BANK OF NEW YORK, as Trustee


                                    By: /s/ GEOVANNI BARRIS
                                        ---------------------------------------
                                        Name: Geovanni Barris
                                        Title: Vice President

                                                                       EXHIBIT A

          [FORM OF FACE OF INITIAL SECURITY AND ADDITIONAL SECURITY]

                   [Applicable Restricted Securities Legend]

                      [Depository Legend, if applicable]

No. ___                             Principal Amount $_____________, as revised
by the Schedule of Increases and Decreases in Global Security attached hereto

                                                          CUSIP NO. ____________
                                                              ISIN: ____________

                         7.125% Senior Notes Due 2011

          The Black & Decker Corporation, a Maryland corporation, promises to pay to __________, or registered assigns, the principal sum of _______________ Dollars, as revised by the Schedule of Increases and Decreases in Global Security attached hereto, on June 1, 2011.

          Interest Payment Dates:  June 1 and December 1
          Record Dates:  May 15 and November 15

          Additional provisions of this Security are set forth on the other side of this Security.

                                             THE BLACK & DECKER CORPORATION



                                             By:___________________________

TRUSTEE'S CERTIFICATE OF
 AUTHENTICATION

The Bank of New York,
as Trustee, certifies that this
is one of the Securities referred
to in the Indenture.


By
     Authorized Signatory                             Date: June __, 2001

      [FORM OF REVERSE SIDE OF INITIAL SECURITY AND ADDITIONAL SECURITY]

                          7.125% Senior Note Due 2011

               1.  Interest
               ------------

          The Black & Decker Corporation, a Maryland corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above.

          The Company will pay interest semiannually on June 1 and December 1 of each year commencing December 1, 2001. Interest on the Securities will accrue from the most recent date to which interest has been paid on the Securities or, if no interest has been paid, from June 5, 2001. The Company shall pay interest on overdue principal or premium, if any (plus interest on such interest to the extent lawful), at the rate borne by the Securities to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

          If (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to 90 days after the Issue Date or the Shelf Registration Statement is not filed with the Commission on or before the Shelf Filing Date,
(ii) the Exchange Offer Registration Statement is not declared effective within 180 days after the Issue Date or the Shelf Registration Statement is not declared effective within 90 days after the Shelf Filing Date, (iii) the Registered Exchange Offer is not consummated on or prior to 210 days after the Issue Date, or (iv) the Shelf Registration Statement is filed and declared effective within 90 days after the Shelf Filing Date but shall thereafter cease to be effective (at any time that the Company is obligated to maintain the effectiveness thereof) without being succeeded within 30 days by an additional Registration Statement filed and declared effective (each such event referred to in clauses (i) through (iv), a "Registration Default"), the annual interest rate
                                --------------------
borne by this Security shall be increased by 0.25% from the rate shown above during the period of one or more such Registration Defaults until (i) the applicable Registration Statement is filed, (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is declared effective, (iii) the Registered Exchange Offer is consummated, or (iv) the Shelf Registration Statement again becomes effective, as the case may be. Following the cure of all Registration Defaults, the accrual of additional interest will cease. Capitalized terms used in this paragraph, but not otherwise defined herein shall have the meanings ascribed to such terms in the Exchange and Registration Rights Agreement, dated as of June 5, 2001 (the "Registration Rights Agreement"), among the Company, Banc of America Securities LLC, J.P. Morgan Securities Inc. and the other Initial Purchasers named therein. The Holder of this Security is entitled to the benefits of the Registration Rights Agreement.

               2.  Method of Payment
               ---------------------

          By at least 10:00 a.m. (New York City time) on the date on which any principal of or interest on any Security is due and payable, the Company shall deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, and/or interest when due. The Company will pay interest (except Defaulted Interest) to the Persons who are registered

Holders of Securities at the close of business on May 15 or November 15 next preceding the interest payment date even if Securities are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Except as described in the succeeding two sentences, the principal of, premium, if any, and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose pursuant to Section 2.3 of the Indenture; provided,
                                        -----------
however, that, at the option of the Company, each installment of interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register. Payments in respect of Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. Payments in respect of Securities represented by Definitive Securities (including principal, premium, if any, and interest) held by a Holder of at least $1,000,000 aggregate principal amount of Securities represented by Definitive Securities will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

               3.  Paying Agent and Registrar
               ------------------------------

          Initially, The Bank of New York (the "Trustee"), will act as Trustee, Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Securityholder. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-registrar.

               4.  Indenture
               -------------

          The Company issued the Securities under an Indenture dated as of June 5, 2001 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C.
                                                                          ------
(S)(S) 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms. In the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

          The Securities are general unsecured senior obligations of the Company, including (a) $400,000,000 aggregate principal amount of Securities being offered on the Issue Date (subject to Section 2.9 of the Indenture) and
                                            -----------
(b) any Additional Securities. This Security is one of the Securities referred to in the Indenture. The Initial Securities, Additional Securities and Exchange Securities will be treated as a single class of securities under the Indenture. The

Indenture imposes certain limitations on, among other things: the incurrence of certain liens and sale-leaseback transactions by the Company or its Subsidiaries and consolidations, mergers and sales of assets of the Company.

               5.  Redemption
               --------------

          The Securities will be redeemable, at the option of the Company, at any time in whole, or from time to time in part, upon not less than 30 and not more than 60 days' prior notice mailed to each Holder of Securities to be so redeemed at such Holder's registered address, at a redemption price equal to the greater of

  .  100% of the principal amount of the Securities to be redeemed; and

  . the sum of the present values of the remaining scheduled payments thereon consisting of principal and interest, exclusive of interest accrued to the date of redemption, at the rate in effect on the date of calculation of the redemption price, discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below), plus 25 basis points;

plus, in each case, accrued interest to the date of redemption.

          For purposes of determining the optional redemption price, the following definitions are applicable:

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

          "Comparable Treasury Price" means, with respect to any redemption date,

  . the average of four Reference Treasury Dealer Quotations obtained by the Trustee for that redemption date, after excluding the highest and lowest of such reference Treasury Dealer Quotations; or

  . if the Trustee is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Trustee.

          "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

          "Reference Treasury Dealer" means each of Banc of America Securities LLC, J.P. Morgan Securities Inc. (or their successors) and two other primary U.S. Government Securities dealers in New York City appointed by the Trustee in consultation with the Company (each, a "Primary Treasury Dealer"); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, an average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue for the Securities, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such Redemption Date.

          "Treasury Rate" means, with respect to any redemption date for the Securities,

  . the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the applicable maturity date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

  . if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

     The Treasury Rate shall be calculated on the third business day preceding the redemption date.

          In the case of any partial redemption, selection of the Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not so listed, then on a pro rata basis, by lot or by such other method as the Trustee shall deem to be fair and appropriate (and in such manner as complies with applicable legal requirements) provided that (i) Securities and portions thereof that the Trustee selects shall be in amounts of $1,000 or an integral multiple of $1,000 and (ii) no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000. If any Security is to be redeemed in part only, the notice of redemption relating to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the redemption date, interest will cease to accrue on Securities or portions thereof called for redemption as long as the Company has deposited with the Trustee or with a Paying Agent (or, if applicable, segregated and held in trust) money sufficient to pay the redemption price of, and accrued interest on, all the Securities which are to be redeemed on such date.

               6.  Denominations; Transfer; Exchange
               -------------------------------------

          The Securities are in registered form without coupons in denominations of principal amount of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not (A) issue, register the transfer of or exchange any Security during a period beginning at the opening of 15 days before the day of any selection of Securities for redemption and ending at the close of business on the day of selection, (B) register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (C) register the transfer of or to exchange a Security between a record date and the next succeeding interest payment date.

               7.   Persons Deemed Owners
               --------------------------

          The registered Holder of this Security will be treated as the owner of it for all purposes.

               8.   Unclaimed Money
               --------------------

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

               9.   Defeasance
               ---------------

          Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Securities for the payment of principal, premium, if any, and interest on the Securities to redemption or maturity, as the case may be.

               10.  Amendment, Waiver
               ----------------------

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities and (ii) any default (other than with respect to nonpayment or in respect of a provision that cannot be amended without the written consent of each Securityholder affected) or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article IV of the
                                                     ----------
Indenture, or to add guarantees with respect to the Securities, or to secure the Securities, or to add additional covenants of the Company, or surrender rights and powers conferred on the Company, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, or to make any change that does not adversely affect the rights of any Securityholder.

               11.  Defaults and Remedies
               --------------------------

          Under the Indenture, Events of Default include (i) default in any payment of interest or additional interest on any Security when due, continued for 30 days; (ii) default in the payment of principal or premium, if any, on any Security when due at its Stated Maturity, upon optional redemption, upon declaration or otherwise; (iii) default by the Company in the performance of or breaches by the Company of any covenant or agreement in the Indenture or under the Securities, other than those referred to in (i) or (ii), where such default continues for 60 days after written notice from the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities; (iv) (a) failure by the Company or any of its Subsidiaries to pay, in accordance with its terms and when payable, any of the principal, premium, if any, interest or additional amounts, if any, on any Debt (including the Securities, other than the Securities, , if any, with respect to which the failure to pay principal, premium, if any, interest or additional interest is also an Event of Default under clauses (i), (ii) or both) having, in the aggregate, a then outstanding principal amount in excess of $20,000,000, at the later of final maturity or the expiration of any applicable grace period or (b) acceleration of the maturity of Debt in an aggregate principal amount in excess of $20,000,000, if that acceleration results from a default under the instrument giving rise to or securing such Debt; or (v) certain events of bankruptcy, insolvency or reorganization of the Company.

          If an Event of Default described in clauses (i), (ii), (iii) and (iv) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in outstanding principal amount of the Securities by notice to the Company and the Trustee, may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued and unpaid interest, if any, on all the Securities to be due and payable. Upon such a declaration, such principal, premium and accrued and unpaid interest shall be immediately due and payable. If an Event of Default described in clause (v) above occurs and is continuing, the principal of, premium, if any, and accrued and unpaid interest on all the Securities will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security satisfactory to it. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal of, premium, if any, or interest on any Security) if it determines in good faith that withholding notice is in the interests of Securityholders.

               12.  Trustee Dealings with the Company
               --------------------------------------

          Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

               13.  No Recourse Against Others
               -------------------------------

          An incorporator, director, officer, employee, Affiliate or stockholder, of the Company, solely by reason of this status, shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

               14.  Authentication
               -------------------

          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Security.

               15.  Abbreviations
               ------------------

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

               16.  CUSIP Numbers
               ------------------

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

               17.  Governing Law
               ------------------

          This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

          The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security. Requests may be made to:

          The Black & Decker Corporation
          701 East Joppa Road
          Towson, Maryland 21286
          Attention:  Treasurer

                                ASSIGNMENT FORM

          To assign this Security, fill in the form below:

          I or we assign and transfer this Security to

             _____________________________________________________
             (Print or type assignee's name, address and zip code)

                  __________________________________________
                 (Insert assignee's soc. sec. or tax I.D. No.)

     and irrevocably appoint ___________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.



Date:____________________           Your Signature:_____________________________

Signature Guarantee:____________________________________________________________
                        (Signature must be guaranteed)


________________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.
                          -------


The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

 [_]  1       acquired for the undersigned's own account, without transfer; or

 [_]  2       transferred to the Company; or

 [_]  3       transferred pursuant to and in compliance with Rule 144A under the
              Securities Act of 1933, as amended (the "Securities Act"); or

 [_]  4       transferred pursuant to an effective registration statement under the Securities Act; or

 [_]  5       transferred pursuant to and in compliance with Regulation S under the Securities Act; or

[_]   6       transferred to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act), that has furnished to the Trustee a signed letter containing certain representations and agreements (the form of which letter appears as Section 2.7 of the Indenture); or
                 -----------

[_]   7       transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933.



Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5), (6) or
(7) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.



                                       _________________________________________
                                       Signature
Signature Guarantee:

_____________________________          _________________________________________
(Signature must be guaranteed)         Signature

________________________________________________________________________________

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

TO BE COMPLETED BY PURCHASER IF (1) OR (3) ABOVE IS CHECKED.

          The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

_______________________________________
Dated:

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The following increases or decreases in this Global Security have been made:

                 Amount of decrease in        Amount of increase in      Principal Amount of this Global   Signature of authorized
  Date           Principal Amount of this     Principal Amount of this   Security following such           signatory of Trustee
  of Exchange    Global Security              Global Security            decrease or increase              or Securities Custodian
  -----------    -----------------------      ------------------------   -------------------------------   -----------------------

                                                                       EXHIBIT B

                      [FORM OF FACE OF EXCHANGE SECURITY]

                      [Depository Legend, if applicable]

No. ____                                   Principal Amount $____________,
                                           as revised by the Schedule of
                                           Increases and Decreases in Global
                                           Security attached hereto

                                                  CUSIP NO. _____________
                                                      ISIN: _____________

                         7.125% Senior Notes Due 2011

          The Black & Decker Corporation, a Maryland corporation, promises to pay to ____________, or registered assigns, the principal sum of _______________ Dollars, as revised by the Schedule of Increases and Decreases in Global Security attached hereto, on June 1, 2011.

          Interest Payment Dates:  June 1 and December 1

          Record Dates:  May 15 and November 15

          Additional provisions of this Security are set forth on the other side of this Security.

                              THE BLACK & DECKER CORPORATION


                              By:______________________________________

TRUSTEE'S CERTIFICATE OF
 AUTHENTICATION

The Bank of New York,
as Trustee, certifies that this
is one of the Securities referred
to in the Indenture.


By:
   Authorized Signatory             Date:  June __, 2001

                  [FORM OF REVERSE SIDE OF EXCHANGE SECURITY]

                          7.125% Senior Note Due 2011

1.  Interest
------------

          The Black & Decker Corporation, a Maryland corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above.

          The Company will pay interest semiannually on June 1 and December 1 of each year commencing December 1, 2001. Interest on the Securities will accrue from the most recent date to which interest has been paid on the Securities or, if no interest has been paid, from June 5, 2001. The Company shall pay interest on overdue principal or premium, if any (plus interest on such interest to the extent lawful), at the rate borne by the Securities to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.  Method of Payment
---------------------

          By at least 10:00 a.m. (New York City time) on the date on which any principal of or interest on any Security is due and payable, the Company shall deposit with the Trustee or the Paying Agent money sufficient to pay such principal, premium, if any, and/or interest when due. The Company will pay interest (except Defaulted Interest) to the Persons who are registered Holders of Securities at the close of business on the May 15 or November 15 next preceding the interest payment date even if Securities are cancelled, repurchased or redeemed after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Except as described in the succeeding two sentences, the principal of, premium, if any, and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose pursuant to Section 2.3 of the Indenture; provided,
                                        -----------
however, that, at the option of the Company, each installment of interest may be paid by check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register. Payments in respect of Securities represented by a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by The Depository Trust Company. Payments in respect of Securities represented by Definitive Securities (including principal, premium, if any, and interest) held by a Holder of at least $1,000,000 aggregate principal amount of Securities represented by Definitive Securities will be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States if such Holder elects payment by wire transfer by giving written notice to the Trustee or the Paying Agent to such effect designating such account no later than 15 days immediately preceding the relevant due date for payment (or such other date as the Trustee may accept in its discretion).

3.  Paying Agent and Registrar
------------------------------

          Initially, The Bank of New York (the "Trustee"), will act as Trustee, Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice to any Securityholder. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-registrar.

4.  Indenture
-------------

          The Company issued the Securities under an Indenture dated as of June 5, 2001 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C.
                                                                          ------
(S)(S) 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms. In the event of any inconsistency between the terms of this Security and the terms of the Indenture, the terms of the Indenture shall control.

          The Securities are general unsecured senior obligations of the Company, including (a) $400,000,000 aggregate principal amount of Securities being offered on the Issue Date (subject to Section 2.9 of the Indenture) and
                                            -----------
(b) any Additional Securities. The Security is one of the Securities referred to in the Indenture. The Initial Securities, Additional Securities and Exchange Securities will be treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on, among other things: the incurrence of certain liens and sale-leaseback transaction by the Company or its Subsidiaries and consolidations, mergers and sales of assets of the Company.

5.  Redemption
--------------

          The Securities will be redeemable, at the option of the Company, at any time in whole, or from time to time in part, upon not less than 30 and not more than 60 days' prior notice mailed to each Holder of Securities to be so redeemed at such Holder's registered address, at a redemption price equal to the greater of

     .    100% of the principal amount of the Securities to be redeemed; and

     . the sum of the present values of the remaining scheduled payments thereon consisting of principal and interest, exclusive of interest accrued to the date of redemption, at the rate in effect on the date of calculation of the redemption price, discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate (as defined below), plus 25 basis points;

plus, in each case, accrued interest to the date of redemption.

               For purposes of determining the optional redemption price, the following definitions are applicable:

          "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

          "Comparable Treasury Price" means, with respect to any redemption date,

   . the average of four Reference Treasury Dealer Quotations obtained by the Trustee for that redemption date, after excluding the highest and lowest of such reference Treasury Dealer Quotations; or

   . if the Trustee is unable to obtain at least four such Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations obtained by the Trustee.

          "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

          "Reference Treasury Dealer" means each of Banc of America Securities LLC, J.P. Morgan Securities Inc. (or their successors) and two other primary U.S. Government Securities dealers in New York City appointed by the Trustee in consultation with the Company (each, a "Primary Treasury Dealer"); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company shall substitute therefor another Primary Treasury Dealer.

          "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, an average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue for the Securities, expressed in each case as a percentage of its principal amount, quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding such Redemption Date.

          "Treasury Rate" means, with respect to any redemption date for the Securities,

   . the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the applicable maturity date, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or

   . if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

       The Treasury Rate shall be calculated on the third business day preceding the redemption date.

          In the case of any partial redemption, selection of the Securities for redemption will be made by the Trustee in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed or, if the Securities are not so listed, then on a pro rata basis, by lot or by such other method as the Trustee shall deem to be fair and appropriate (and in such manner as complies with applicable legal requirements) provided that (i) Securities and portions thereof that the Trustee selects shall be in amounts of $1,000 or an integral multiple of $1,000 and (ii) no such partial redemption shall reduce the portion of the principal amount of a Security not redeemed to less than $1,000. If any Security is to be redeemed in part only, the notice of redemption relating to such Security shall state the portion of the principal amount thereof to be redeemed. A new Security in principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Security. On and after the redemption date, interest will cease to accrue on Securities or portions thereof called for redemption as long as the Company has deposited with the Trustee or with a Paying Agent (or, if applicable, segregated and held in trust) money sufficient to pay the redemption price of, and accrued interest on, all the Securities which are to be redeemed on such date.

6.  Denominations; Transfer; Exchange
-------------------------------------

          The Securities are in registered form without coupons in denominations of principal amount of $1,000 and whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not (A) issue, register the transfer of or exchange any Security during a period beginning at the opening of 15 days before the day of any selection of Securities for redemption and ending at the close of business on the day of selection, (B) register the transfer of or to exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part, or (C) register the transfer of or to exchange a Security between a record date and the next succeeding interest payment date.

7.   Persons Deemed Owners
--------------------------

          The registered Holder of this Security will be treated as the owner of it for all purposes.

8.   Unclaimed Money
--------------------

          If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

9.   Defeasance
---------------

          Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Securities for the payment of principal, premium, if any, and interest on the Securities to redemption or maturity, as the case may be.

10.  Amendment, Waiver
----------------------

          Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities and (ii) any default (other than with respect to nonpayment or in respect of a provision that cannot be amended without the written consent of each Securityholder affected) or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount of the then outstanding Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article IV of the
                                                     ----------
Indenture, or to add guarantees with respect to the Securities, or to secure the Securities, or to add additional covenants of the Company, or surrender rights and powers conferred on the Company, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, or to make any change that does not adversely affect the rights of any Securityholder.

11.  Defaults and Remedies
--------------------------

          Under the Indenture, Events of Default include (i) default in any payment of interest or additional interest on any Security when due, continued for 30 days; (ii) default in the payment of principal or premium, if any, on any Security when due at its Stated Maturity, upon optional redemption, upon declaration or otherwise; (iii) default by the Company in the performance of or breaches by the Company of any covenant or agreement in the Indenture or under the Securities, other than those referred to in (i) or (ii), where such default continues for 60 days after written notice from the Trustee or the Holders of at least 25% in principal amount of the outstanding Securities; (iv) (a) failure by the Company or any of its Subsidiaries to pay, in accordance with its terms and when payable, any of the principal, premium, if any, interest or additional amounts, if any, on any Debt (including the Securities, other than the Securities, if any, with respect to which the failure to pay principal, premium, if any, interest or additional interest is also an Event of Default under clauses (i), (ii) or both) having, in the aggregate, a then outstanding principal amount in excess of $20,000,000, at the later of final maturity or the expiration of any applicable grace period or (b) acceleration of the maturity of Debt in an aggregate principal amount in excess of $20,000,000, if that acceleration results from a default under the instrument giving rise to or securing such Debt; or (v) certain events of bankruptcy, insolvency or reorganization of the Company.

          If an Event of Default described in clauses (i), (ii), (iii) and (iv) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in outstanding principal amount of the Securities by notice to the Company and the Trustee, may, and the Trustee at the request of such Holders shall, declare the principal of, premium, if any, and accrued and unpaid interest, if any, on all the Securities to be due and payable. Upon such a declaration, such principal, premium and accrued and unpaid interest shall be immediately due and payable. If an Event of Default described in clause (v) above occurs and is continuing, the principal of, premium, if any, and accrued and unpaid interest on all the Securities will become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

          Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of principal of, premium, if any, or interest on any Security) if it determines in good faith that withholding notice is in the interests of Securityholders.

12.  Trustee Dealings with the Company
--------------------------------------

          Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

13.  No Recourse Against Others
-------------------------------

          An incorporator, director, officer, employee, Affiliate or stockholder of the Company, solely by reason of this status, shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

14.  Authentication
-------------------

          This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Security.

15.  Abbreviations
------------------

          Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entirety), JT

TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian) and U/G/M/A (=Uniform Gift to Minors Act).

16.  CUSIP Numbers
------------------

          Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

17.  Governing Law
------------------

          This Security shall be governed by, and construed in accordance with, the laws of the State of New York.

          The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security. Requests may be made to:

          The Black & Decker Corporation
          701 East Joppa Road
          Towson, Maryland 21286
          Attention:  Treasurer

                                ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

             _____________________________________________________
             (Print or type assignee's name, address and zip code)

                  __________________________________________
                 (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint ____________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

_____________________________________________________________________________

Date: _______________  Your Signature ________________________________________

Signature Guarantee:____________________________________________________________
                        (Signature must be guaranteed)

_____________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

                     [TO BE ATTACHED TO GLOBAL SECURITIES]

             SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

          The following increases or decreases in this Global
Security have been made:

                 Amount of decrease in     Amount of increase in     Principal Amount of this Global     Signature of authorized
Date             Principal Amount of       Principal Amount of       Security following such             signatory of Trustee or
of Exchange      this Global Security      this Global Security      decrease or increase                Securities Custodian
-----------      --------------------      --------------------      -------------------------------     -----------------------